UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   May 3, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On May 3, 2005, Hollinger International Inc. (the "Company") announced that certain of its current and former independent directors had entered into an agreement to settle claims (the "Settlement Agreement") brought against them in a derivative action filed by Cardinal Value Equity Partners, L.P. ("Cardinal") in the Court of Chancery for the State of Delaware (the "Delaware Court") in December 2003. The Settlement Agreement, which provides for the payment of $50 million, is subject to court approval and is conditioned upon funding of the settlement amount by proceeds from certain of the Company's executive and organization liability insurance policies. If the Settlement Agreement is approved and funded, the settlement proceeds will be paid to the Company.

                  Approval for the funding by the insurers will be sought in the Superior Court of Justice in Ontario, Canada. If that Court approves the funding, the Settlement Agreement will then be subject to approval by the Delaware Court.

                  The current independent directors of the Company that are parties to the Settlement Agreement are Richard R. Burt, Henry A. Kissinger, Shmuel Meitar and James R. Thompson (the "Current Independent Directors"). The former independent directors also parties to the Settlement Agreement are Dwayne
O. Andreas, Raymond G. Chambers, Marie Josee-Kravis, Robert S. Strauss, A. Alfred Taubman, George Weidenfeld and Leslie H. Wexner (the "Former Independent Directors" and together with the Current Independent Directors, the "Settling Directors"). Cardinal had previously dismissed Special Committee members Graham
W. Savage, the Raymond G.H. Seitz and Gordon A. Paris as defendants, and under the Settlement Agreement, Cardinal will not be able to replead the claims against them.

                  Cardinal's claims involve matters arising during the latter half of the 1990's and continuing though 2003 that were also the subject of the report of the Special Committee of the Company's Board of Directors (the "Special Committee") that was filed with the Securities and Exchange Commission on August 30, 2004. The Settling Directors have denied any wrongdoing or liability, and the Settlement Agreement contains no admission of wrongdoing or liability by any of them.

                  The other defendants named in the Cardinal suit, who are not parties to the Settlement Agreement are Conrad M. Black, Barbara A. Black, Daniel W. Colson, Richard N. Perle, F. David Radler, Peter Y. Atkinson, Bradford Publishing Company and Horizon Publications, Inc. The Company, through the Special Committee, has previously announced a settlement of its claims against Mr. Atkinson, and the Company anticipates that the Atkinson settlement will be presented to the Delaware Court for approval in conjunction with the Settlement Agreement.

                  The Special Committee will continue to pursue the Company's claims in the U.S. District Court for the Northern District of Illinois against Mr. and Mrs. Black, Mr. Radler, Mr. Colson, Mr. Perle, John A. Boultbee, Hollinger Inc., Ravelston Corporation Limited, and Ravelston Management Inc.

                  The Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company's Press Release, dated May 3, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) None.
(b) None.
(c) Exhibits.


EXHIBIT NUMBER                  DESCRIPTION OF EXHIBITS
--------------                  -----------------------

Exhibit 10.1                    Settlement Agreement dated May 4, 2005

Exhibit 99.1                    Press Release dated May 3, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)

Date: May 5, 2005                       By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION OF EXHIBITS
--------------                  -----------------------

Exhibit 10.1                    Settlement Agreement dated May 4, 2005

Exhibit 99.1                    Press Release dated May 3, 2005